UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 16, 2024 (April 12, 2024)

ClearOne, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33660	87-0398877
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5225 Wiley Post Way, Suite 500, Salt Lake City, Utah	84116
(Address of principal executive offices)	(Zip Code)

+1 (801) 975-7200

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4©)

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001	CLRO	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 12, 2024, the Board of Directors (the “Board”) of ClearOne, Inc. (the “Company”), appointed Simon Brewer as the Company’s Chief Financial Officer to serve as the Company’s principal financial officer and principal accounting officer effective April 17, 2024. During the last five years, the principal occupation and employment of Mr. Brewer, age 45, has been as chief financial officer and chief operating officer of Operation Underground Railroad, Inc. since 2021, and as chief financial officer of Predictive Technology Group, Inc. from 2018 to 2021. Mr. Brewer has been a certified public accountant since 2006 and a chartered global management accountant since 2012. Mr. Brewer has Bachelor of Arts and Master of Accounting degrees from the University of Utah. There is no arrangement between Mr. Brewer and any other persons in connection with Mr. Brewer’s appointment as Chief Financial Officer, and Mr. Brewer has no family relationship with any director or executive officer of the Company. Mr. Brewer has no direct or indirect material interest in any transaction with the Company that is reportable under Item 404(a) of Regulation S-K, nor have any such transactions been proposed.

In connection with his appointment as Chief Financial Officer, the Board of Directors approved an annual base salary for Mr. Brewer of $300,000. Pursuant to the Company’s certificate of incorporation and bylaws, the Company also has agreed to indemnify Mr. Brewer to the fullest extent permitted by applicable law with respect to any claims, actions, suits or proceedings, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was an officer of the Company.

Item 9.01              Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Exhibit Title
104.1	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARONE, INC.

Date: April 16, 2024	By:	/s/ Derek Graham
Derek Graham
Chief Executive Officer